UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                 April 22, 2003



                               RENT-A-CENTER, INC.
               (Exact name of registrant as specified in charter)




         Delaware                      0-25370                  45-0491516
(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)           Identification No.)



                              5700 Tennyson Parkway
                                   Third Floor
                               Plano, Texas 75024
               (Address of Principal Executive Offices) (Zip Code)

                                 (972) 801-1100
              (Registrant's telephone number, including area code)

                                    No Change
          (Former Name or Former Address, if Changed Since Last Report)





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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits

         99.1     Press release, dated April 22, 2003.


Item 9. Regulation FD Disclosure and Item 12. Results of Operations and Financial Condition.

In a press release, dated April 22, 2003, the Registrant announced that it expected to exceed the high end of its previously announced first quarter 2003 guidance of $1.37 per diluted share by approximately $0.04 to $0.05. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

The information under this caption is furnished under Item 9 in place of
Item 12 of Form 8-K in accordance with interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003. All of the information in this Form 8-K and the accompanying exhibit shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     RENT-A-CENTER, INC.




Date: April 28, 2003                 By: /s/ Mitchell E. Fadel
                                         --------------------------------------
                                         Mitchell E. Fadel
                                         President and Chief Operating Officer






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                                  Exhibit Index


   Exhibit No.            Description of Exhibit
   -----------            ----------------------
     99.1                 Press Release, dated April 22, 2003